     As filed with the Securities and Exchange Commission on March 8, 2005.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       TERRA NOVA ACQUISITION CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                98-0434371
----------------------------------------  --------------------------------------
(State of Incorporation or Organization)   (I.R.S. Employer Identification No.)

    2 BLOOR STREET WEST, SUITE 3400
        TORONTO, ONTARIO, CANADA                         M4W 3E2
----------------------------------------  --------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

If this form relates to the registration                                         If this form relates to the registration
of a class of securities pursuant to                                             of a class of securities pursuant to
Section 12(b) of the Exchange Act and is                                         Section 12(g) of the Exchange Act and is
effective pursuant to General                                                    effective pursuant to General
Instruction A.(c), please check the                                              Instruction A.(d), please check the
following box. [ ]                                                               following box. [X]

Securities Act registration statement file number to which this form relates:                 333-122439
                                                                                 ------------------------------------------
                                                                                             (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:                ------------------------------------------

               Title of Each Class                                                       Name of Each Exchange on Which
                 to be Registered                                                        Each Class is to be Registered
--------------------------------------------------------                         ------------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                                                           UNITS
----------------------------------------------------------------------------------------------------------------------------
                                                     (Title of Class)

                                              COMMON STOCK, $.0001 PAR VALUE
----------------------------------------------------------------------------------------------------------------------------
                                                     (Title of Class)

                                              COMMON STOCK PURCHASE WARRANTS
----------------------------------------------------------------------------------------------------------------------------
                                                     (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by this item is contained under the heading
         "Description of Securities" in the registration statement to which this
         Form 8-A relates (File No. 333-122439). This information is incorporated herein by reference.

ITEM 2.  INDEX TO EXHIBITS.

*3.1     Amended and Restated Certificate of Incorporation

*3.2     By-Laws

*4.1     Specimen Unit Certificate

*4.2     Specimen Common Stock Certificate

*4.3     Specimen Warrant Certificate

*4.4     Form of Unit Purchase Option to be granted to Representative

*4.5     Form of Warrant Agreement between Continental Stock Transfer and Trust
         Company and the Registrant

     *   Incorporated by reference from the Company's Registration Statement on
         Form S-1, as amended, which was initially filed with the Securities and
         Exchange Commission on January 31, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            TERRA NOVA ACQUISITION CORPORATION

Date:  March 11, 2005                        By: /s/ Vahan Kololian
                                                ------------------
                                                Vahan Kololian
                                                Chief Executive Officer

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